Exhibit 99.2

IDEARC INC.

Mutli-Product Advertising Sales

(dollars in millions)

Unaudited	3 Mos. Ended 3/31/06	3 Mos. Ended 6/30/06	3 Mos. Ended 9/30/06	3 Mos. Ended 12/31/06	12 Mos. Ended 12/31/06
Net Print Products Revenue (1)	$701	$770	$577	$860	$2,908
% Change year-over-year	(5.1%)	(2.5%)	(3.4%)	(1.0%)	(2.9%)
Net Internet Revenue (2)	52	55	60	63	230
% Change year-over-year	6.1%	12.2%	22.4%	26.0%	16.8%

Net Multi-Product Advertising Sales (3)	$753	$825	$637	$923	$3,138
% Change year-over-year	(4.4%)	(1.7%)	(1.4%)	0.5%	(1.7%)

Unaudited	3 Mos. Ended 3/31/05	3 Mos. Ended 6/30/05	3 Mos. Ended 9/30/05	3 Mos. Ended 12/31/05	12 Mos. Ended 12/31/05
Net Print Products Revenue (1)	$739	$790	$597	$868	$2,994
% Change year-over-year	(5.0%)	(4.9%)	(5.2%)	(6.8%)	(5.6%)
Net Internet Revenue (2)	49	49	49	50	197
% Change year-over-year	25.6%	28.9%	14.0%	11.1%	19.4%

Net Multi-Product Advertising Sales (3)	$788	$839	$646	$918	$3,191
% Change year-over-year	(3.5%)	(3.5%)	(4.0%)	(6.0%)	(4.3%)

Unaudited	3 Mos. Ended 3/31/04	3 Mos. Ended 6/30/04	3 Mos. Ended 9/30/04	3 Mos. Ended 12/31/04	12 Mos. Ended 12/31/04
Net Print Products Revenue (1)	$778	$831	$630	$932	$3,171
Net Internet Revenue (2)	39	38	43	45	165

Net Multi-Product Advertising Sales (3)	$817	$869	$673	$977	$3,336

Notes:

(1)

Net print products revenue represents the total revenue value (less a provision for sales allowances) of directories published that will be amortized over the life of the directories, which is typically 12 months. Directories from preceding periods have been aligned to match the publication schedule of 2006 publications, allowing for a meaningful comparison of current publications to previous publications.

(2)

Net Internet revenue represents total revenue for our fixed-fee and performance-based advertising products less a provision for sales allowances. Fixed-fee advertising includes advertisement placement on our Superpages.com website, and website development and hosting for our advertisers. Revenue from fixed-fee advertisers is recognized monthly over the life of the advertising service. Performance-based advertising revenue is earned when consumers connect with our Superpages.com advertisers by a “click” on their Internet advertising or a phone call to their business. Revenue from performance-based advertising is recognized when there is evidence that qualifying transactions have occurred.

(3)

Net multi-product advertising sales is a statistical measure. It is important to distinguish net mult-product advertising sales from total operating revenue, which on our financial statements is recognized under the deferral and amortization method.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Twelve Months Ended December 31, 2005

(dollars in millions, except per share amounts)

		Pro Forma Items
Unaudited	12 Mos. Ended 12/31/05 Reported (GAAP)	Pension OPEB Reduction (3)	Printing Contract (4)	Hawaii Operations (5)	Debt (6)	12 Mos. Ended 12/31/05 Adjusted Pro Forma (Non-GAAP)
Operating Revenue
Print products	$3,147	$—	$—	$(22)	$—	$3,125
Internet	197	—	—	—	—	197
Other	30	—	(24)	—	—	6

Total Operating Revenue	3,374	—	(24)	(22)	—	3,328

Operating Expense
Selling	650	(25)	—	(2)	—	623
Cost of sales (exclusive of depreciation and amortization)	622	(9)	(43)	(2)	—	568
General and administrative	374	(6)	—	(2)	—	366
Depreciation and amortization	91	—	—	—	—	91

Total Operating Expense	1,737	(40)	(43)	(6)	—	1,648

Operating Income	1,637	40	19	(16)	—	1,680
Interest expense (income), net	(16)	—	—	—	718	702

Income Before Provision for Income Taxes	1,653	40	19	(16)	(718)	978
Provision for income taxes	630	16	7	(6)	(280)	367

Net Income	$1,023	$24	$12	$(10)	$(438)	$611

Basic and Diluted Earnings per Share (1)	$7.01	$.16	$.08	$(.07)	$(3.00)	$4.19
Operating Income	$1,637	$40	$19	$(16)	$—	$1,680
Depreciation and Amortization	91	—	—	—	—	91

OIBITDA (non-GAAP) (2)	$1,728	$40	$19	$(16)	$—	$1,771

OIBITDA (non-GAAP) margin (2)	51.2%					53.2%

Notes:

(1)

The number of shares issued in the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.

(3)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon pension plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(4)

In 2006, Idearc exited the commercial printing business and entered into a printing contract with a third party. This pro forma adjustment is to reflect the impact of exiting the commercial print business ($24 million in revenue and $22 million in costs) and a reduction in printing cost rates during this historical period.

(5)	Reflects the elimination of Hawaii operations, which were sold in May 2005.

(6)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income

Reported (GAAP)

Twelve Months Ended December 31, 2006

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 3/31/06	3 Mos. Ended 6/30/06	3 Mos. Ended 9/30/06	3 Mos. Ended 12/31/06	12 Mos. Ended 12/31/06
Operating Revenue
Print products	$752	$746	$743	$737	$2,978
Internet	52	55	60	63	230
Other	9	1	2	1	13

Total Operating Revenue	813	802	805	801	3,221

Operating Expense
Selling	168	182	172	186	708
Cost of sales (exclusive of depreciation and amortization)	162	163	149	155	629
General and administrative	99	99	88	162	448
Depreciation and amortization	23	21	23	22	89

Total Operating Expense	452	465	432	525	1,874
Operating Income	361	337	373	276	1,347
Interest expense (income), net	(6)	(7)	(8)	81	60

Income Before Provision for Income Taxes	367	344	381	195	1,287
Provision for income taxes	142	134	136	88	500

Net Income	$225	$210	$245	$107	$787

Basic and Diluted Earnings per Share (1)	$1.54	$1.44	$1.68	$.73	$5.40
Weighted average number of common shares (in millions)	146	146	146	146	146

Notes:

(1)

The number of shares issued in the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

IDEARC INC.

Consolidated Statements of Income

Adjusted Pro Forma (Non-GAAP)(1)

Twelve Months Ended December 31, 2006

(dollars in millions, except per share amounts)

Unaudited	3 Mos. Ended 3/31/06	3 Mos. Ended 6/30/06	3 Mos. Ended 9/30/06	3 Mos. Ended 12/31/06	12 Mos. Ended 12/31/06
Operating Revenue
Print products	$752	$746	$743	$737	$2,978
Internet	52	55	60	63	230
Other	2	1	2	1	6

Total Operating Revenue	806	802	805	801	3,214

Operating Expense
Selling	160	174	167	181	682
Cost of sales (exclusive of depreciation and amortization)	147	153	142	151	593
General and administrative	97	97	91	93	378
Depreciation and amortization	23	21	23	22	89

Total Operating Expense	427	445	423	447	1,742
Operating Income	379	357	382	354	1,472
Interest expense (income), net	175	176	175	176	702

Income Before Provision for Income Taxes	204	181	207	178	770
Provision for income taxes	79	71	67	73	290

Net Income	$125	$110	$140	$105	$480

Basic and Diluted Earnings per Share (2)	$.86	$.75	$.96	$.72	$3.29
Weighted average number of common shares (in millions)	146	146	146	146	146

Notes:

(1)	In the following schedules, you will find reconciliations from reported (GAAP) results to adjusted pro forma (non-GAAP) results for each of the periods presented above.

(2)

The number of shares issued for the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Twelve Months Ended December 31, 2006

(dollars in millions, except per share amounts)

		Non-Recurring Items			Pro Forma Items
Unaudited	12 Mos. Ended 12/31/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	12 Mos. Ended 12/31/06 Adjusted (Non-GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	12 Mos. Ended 12/31/06 Adjusted Pro Forma (Non-GAAP)
Operating Revenue
Print products	$2,978	$—	$—	$2,978	$—	$—	$—	$2,978
Internet	230	—	—	230	—	—	—	230
Other	13	—	—	13	—	(7)	—	6

Total Operating Revenue	3,221	—	—	3,221	—	(7)	—	3,214

Operating Expense
Selling	708	—	—	708	(26)	—	—	682
Cost of sales (exclusive of depreciation and amortization)	629	—	—	629	(8)	(28)	—	593
General and administrative	448	(39)	(30)	379	(1)	—	—	378
Depreciation and amortization	89	—	—	89	—	—	—	89

Total Operating Expense	1,874	(39)	(30)	1,805	(35)	(28)	—	1,742

Operating Income	1,347	39	30	1,416	35	21	—	1,472
Interest expense (income), net	60	—	—	60	—	—	642	702

Income Before Provision for Income Taxes	1,287	39	30	1,356	35	21	(642)	770
Provision for income taxes	500	15	4	519	13	8	(250)	290

Net Income	$787	$24	$26	$837	$22	$13	$(392)	$480

Basic and Diluted Earnings per Share (1)	$5.40	$.17	$.18	$5.74	$.15	$.09	$(2.69)	$3.29
Operating Income	$1,347	$39	$30	$1,416	$35	$21	$—	$1,472
Depreciation and Amortization	89	—	—	89	—	—	—	89

OIBITDA (non-GAAP) (2)	$1,436	$39	$30	$1,505	$35	$21	$—	$1,561

OIBITDA (non-GAAP) margin (2)	44.6%			46.7%				48.6%

Notes:

(1)

The number of shares issued in the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.

(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense of $39 million associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon pension plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)

Reflects the impact of entering into a new printing contract which resulted in exiting the commercial printing business ($7 million in revenue and $4 million in costs) and a reduction in printing cost rates.

(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Three Months Ended March 31, 2006

(dollars in millions, except per share amounts)

		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 3/31/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 3/31/06 Adjusted (Non-GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 3/31/06 Adjusted Pro Forma (Non-GAAP)
Operating Revenue
Print products	$752	$—	$—	$752	$—	$—	$—	$752
Internet	52	—	—	52	—	—	—	52
Other	9	—	—	9	—	(7)	—	2

Total Operating Revenue	813	—	—	813	—	(7)	—	806

Operating Expense
Selling	168	—	—	168	(8)	—	—	160
Cost of sales (exclusive of depreciation and amortization)	162	—	—	162	(2)	(13)	—	147
General and administrative	99	—	—	99	(2)	—	—	97
Depreciation and amortization	23	—	—	23	—	—	—	23

Total Operating Expense	452	—	—	452	(12)	(13)	—	427

Operating Income	361	—	—	361	12	6	—	379
Interest expense (income), net	(6)	—	—	(6)	—	—	181	175

Income Before Provision for Income Taxes	367	—	—	367	12	6	(181)	204
Provision for income taxes	142	—	—	142	4	3	(70)	79

Net Income	$225	$—	$—	$225	$8	$3	$(111)	$125

Basic and Diluted Earnings per Share (1)	$1.54	$—	$—	$1.54	$.05	$.02	$(.76)	$.86
Operating Income	$361	$—	$—	$361	$12	$6	$—	$379
Depreciation and Amortization	23	—	—	23	—	—	—	23

OIBITDA (non-GAAP) (2)	$384	$—	$—	$384	$12	$6	$—	$402

OIBITDA (non-GAAP) margin (2)	47.2%			47.2%				49.9%

Notes:

(1)

The number of shares issued in the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.

(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon pension plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)

Reflects the impact of entering into a new printing contract which resulted in exiting the commercial printing business ($7 million in revenue and $4 million in costs) and a reduction in printing cost rates.

(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Three Months Ended June 30, 2006

(dollars in millions, except per share amounts)

		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 6/30/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 6/30/06 Adjusted (Non-GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 6/30/06 Adjusted Pro Forma (Non-GAAP)
Operating Revenue
Print products	$746	$—	$—	$746	$—	$—	$—	$746
Internet	55	—	—	55	—	—	—	55
Other	1	—	—	1	—	—	—	1

Total Operating Revenue	802	—	—	802	—	—	—	802

Operating Expense
Selling	182	—	—	182	(8)	—	—	174
Cost of sales (exclusive of depreciation and amortization)	163	—	—	163	(2)	(8)	—	153
General and administrative	99	—	—	99	(2)	—	—	97
Depreciation and amortization	21	—	—	21	—	—	—	21

Total Operating Expense	465	—	—	465	(12)	(8)	—	445

Operating Income	337	—	—	337	12	8	—	357
Interest expense (income), net	(7)	—	—	(7)	—	—	183	176

Income Before Provision for Income Taxes	344	—	—	344	12	8	(183)	181
Provision for income taxes	134	—	—	134	5	3	(71)	71

Net Income	$210	$—	$—	$210	$7	$5	$(112)	$110

Basic and Diluted Earnings per Share (1)	$1.44	$—	$—	$1.44	$.05	$.04	$(.77)	$.75
Operating Income	$337	$—	$—	$337	$12	$8	$—	$357
Depreciation and Amortization	21	—	—	21	—	—	—	21

OIBITDA (non-GAAP) (2)	$358	$—	$—	$358	$12	$8	$—	$378

OIBITDA (non-GAAP) margin (2)	44.6%			44.6%				47.1%

Notes:

(1)

The number of shares issued in the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.

(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon pension plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)	Reflects the impact of entering into a new printing contract which resulted in a reduction in printing cost rates.

(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Three Months Ended September 30, 2006

(dollars in millions, except per share amounts)

		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 9/30/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 9/30/06 Adjusted (Non-GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 9/30/06 Adjusted Pro Forma (Non-GAAP)
Operating Revenue
Print products	$743	$—	$—	$743	$—	$—	$—	$743
Internet	60	—	—	60	—	—	—	60
Other	2	—	—	2	—	—	—	2

Total Operating Revenue	805	—	—	805	—	—	—	805

Operating Expense
Selling	172	—	—	172	(5)	—	—	167
Cost of sales (exclusive of depreciation and amortization)	149	—	—	149	(3)	(4)	—	142
General and administrative	88	—	(2)	86	5	—	—	91
Depreciation and amortization	23	—	—	23	—	—	—	23

Total Operating Expense	432	—	(2)	430	(3)	(4)	—	423

Operating Income	373	—	2	375	3	4	—	382
Interest expense (income), net	(8)	—	—	(8)	—	—	183	175

Income Before Provision for Income Taxes	381	—	2	383	3	4	(183)	207
Provision for income taxes	136	—	1	137	1	1	(72)	67

Net Income	$245	$—	$1	$246	$2	$3	$(111)	$140

Basic and Diluted Earnings per Share (1)	$1.68	$—	$.01	$1.69	$.01	$.02	$(.76)	$.96
Operating Income	$373	$—	$2	$375	$3	$4	$—	$382
Depreciation and Amortization	23	—	—	23	—	—	—	23

OIBITDA (non-GAAP) (2)	$396	$—	$2	$398	$3	$4	$—	$405

OIBITDA (non-GAAP) margin (2)	49.2%			49.4%				50.3%

Notes:

(1)

The number of shares issued in the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.

(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon pension plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)	Reflects the impact of entering into a new printing contract which resulted in a reduction in printing cost rates.

(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.

IDEARC INC.

Consolidated Statements of Income

Reconciliation from Reported (GAAP) to Adjusted Pro Forma (Non-GAAP)

Three Months Ended December 31, 2006

(dollars in millions, except per share amounts)

		Non-Recurring Items			Pro Forma Items
Unaudited	3 Mos. Ended 12/31/06 Reported (GAAP)	Stock Based Compensation Charge (3)	Separation Costs (4)	3 Mos. Ended 12/31/06 Adjusted (Non-GAAP)	Pension OPEB Reduction (5)	Printing Contract (6)	Debt (7)	3 Mos. Ended 12/31/06 Adjusted Pro Forma (Non-GAAP)
Operating Revenue
Print products	$737	$—	$—	$737	$—	$—	$—	$737
Internet	63	—	—	63	—	—	—	63
Other	1	—	—	1	—	—	—	1

Total Operating Revenue	801	—	—	801	—	—	—	801

Operating Expense
Selling	186	—	—	186	(5)	—	—	181
Cost of sales (exclusive of depreciation and amortization)	155	—	—	155	(1)	(3)	—	151
General and administrative	162	(39)	(28)	95	(2)	—	—	93
Depreciation and amortization	22	—	—	22	—	—	—	22

Total Operating Expense	525	(39)	(28)	458	(8)	(3)	—	447

Operating Income	276	39	28	343	8	3	—	354
Interest expense (income), net	81	—	—	81	—	—	95	176

Income Before Provision for Income Taxes	195	39	28	262	8	3	(95)	178
Provision for income taxes	88	15	3	106	3	1	(37)	73

Net Income	$107	$24	$25	$156	$5	$2	$(58)	$105

Basic and Diluted Earnings per Share (1)	$.73	$.17	$.17	$1.07	$.03	$.01	$(.40)	$.72
Operating Income	$276	$39	$28	$343	$8	$3	$—	$354
Depreciation and Amortization	22	—	—	22	—	—	—	22

OIBITDA (non-GAAP) (2)	$298	$39	$28	$365	$8	$3	$—	$376

OIBITDA (non-GAAP) margin (2)	37.2%			45.6%				46.9%

Notes:

(1)

The number of shares issued in the spin-off of Idearc on November 17, 2006 was approximately 146 million. For basic and diluted earnings per share calculations it was assumed that approximately 146 million shares were outstanding for the entire period. No additional shares were issued through December 31, 2006.

(2)	OIBITDA is a non-GAAP measure that represents Operating Income Before Interest, Taxes, Depreciation, and Amortization. OIBITDA margin is calculated by dividing OIBITDA by total operating revenue.

(3)

The stock-based compensation charge reflects a one-time adjustment to record stock compensation expense of $39 million associated with Verizon stock-based compensation and other stock-based awards that vested at the time of spin.

(4)	Separation costs are non-recurring costs associated with becoming a stand-alone entity as a result of the spin-off from Verizon.

(5)

On-going net pension and OPEB expenses are expected to be reduced, primarily as a result of the 414(l) pension asset transfer from the Verizon pension plan as the result of the Idearc spin-off from Verizon. This pro forma adjustment is to reflect the expected on-going pension and OPEB cost levels during this historical period.

(6)	Reflects the impact of entering into a new printing contract which resulted in a reduction in printing cost rates.

(7)

As a result of the spin on November 17, 2006, Idearc now has $9.1 billion of debt and will incur interest expense that it did not incur in the past. This pro forma adjustment is to reflect the ongoing interest expense levels during this historical period.